Subsequent Events	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
NOTE 32:	SUBSEQUENT EVENTS

Acquisition of Stronghold

On August 21, 2024, the Company and Stronghold entered into a definitive merger agreement (the “Merger Agreement”) under which Bitfarms will acquire Stronghold in a stock-for-stock merger transaction (the “Transaction”). The Transaction was valued at approximately $125,000 equity value plus the repayment of debt valued at approximately $50,000 at the time of the agreement.

Transaction Details

The Transaction was unanimously approved by the Boards of both companies, approved by the majority of Stronghold shareholders, and received the applicable regulatory approvals, certain third party consents and other customary closing conditions. On March 14, 2025, the transaction closed.

Under the terms of the Merger Agreement, Stronghold shareholders received 2.52 shares of Bitfarms for each share of Stronghold they own. The Company issued 59,866,852 common shares and 12,893,650 warrants in connection with the consummation of the Merger. In addition, approximately $44,500 was paid at closing to retire outstanding Stronghold loans.

The Company is currently in the process of determining the fair value of identifiable assets acquired and liabilities assumed.

Sale of Yguazu Mining Site

On January 24, 2025, the Company announced that it had entered into a binding Letter of Intent to sell its 200 MW site in Yguazu, Paraguay to HIVE Digital Technologies, Ltd (“HIVE”).

On March 14, 2025, the transaction closed with HIVE purchasing from Bitfarms its 100% ownership stake of its Yguazu, Paraguay Bitcoin data center and the Company’s loan receivable from Backbone Yguazu for $63,038, with Bitfarms receiving:

●	$20,000 of advance payment made in January 2025 upon signing the letter of intent;
●	$12,038 upon closing of this transaction; and
●	$31,000 over 6 months following closing.

2024 ATM Program

During the period from January 1, 2025 to March 26, 2025, the Company issued 14,444,643 common shares through the 2024 ATM Program in exchange for gross proceeds of $24,386 at an average share price of approximately $1.69. The Company received net proceeds of $23,608 after paying commissions of $778 to the sales agent. Refer to Note 22 for further details of the Company’s 2024 ATM program.

Redemption options of BTC

On January 30, 2025, the Company exercised its option to redeem the first installment of the BTC Pledged in relation to the purchase of Miners under the Supplementary Agreements. The Company redeemed 87 BTC for $8,308. See Note 8 for more details.

Bitmain T21 and S21+ Miners Swap

On March 12, 2025, in connection with the Purchase Order, an exchange agreement was made signed to return 4,160 Bitmain T21 Miners. In consideration for the returned products Bitmain will refund the Company with a $9,484 credit. Simultaneously, the Company placed another purchase order for 3,660 Bitmain S21+ Miners at a purchase price of $11,858. The Company has the option to pay the net amount of $2,374 in cash or in BTC. The payment terms, the BTC installments and the BTC Redemption Option are similar to the ones included in the Supplementary Agreements as described in Note 9. On March 13, 2025, the Company paid the net $2,374 in BTC which can be redeemed on a quarterly basis.